SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2017

Pure Storage, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37570	27-1069557
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 Castro Street, Suite 400

Mountain View, California 94041

(Address of Principal Executive Offices)

(800) 379-7873

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2017, Pure Storage, Inc. (“Pure Storage”) held its annual meeting of stockholders via a live webcast (the “Annual Meeting”). At the Annual Meeting, Pure Storage’s stockholders voted on five proposals, each of which is described in more detail in the definitive proxy statement filed with the U.S. Securities and Exchange Commission on May 8, 2017. The following is a brief description of each matter voted on and the certified results, including the number of votes cast for and against each matter, and if applicable, the number of abstentions and broker non-votes with respect to each matter.

1. All three nominees for Class II director were elected to serve until Pure Storage’s 2020 annual meeting of stockholders and until their successors are elected and qualified. The voting results were as follows:

Director Name:	Votes For	Votes Withheld	Broker Non-Votes	Percentage of Votes in Favor
Mark Garrett	1,019,574,486	6,009,188	30,627,147	99.41%
Frank Slootman	1,016,003,132	9,580,542	30,627,147	99.07%
Mike Speiser	1,017,945,287	7,638,387	30,627,147	99.26%

2. Stockholders ratified the appointment of Deloitte & Touche LLP as Pure Storage’s independent registered accounting firm for the fiscal year ending January 31, 2018. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
1,053,631,719	2,491,586	87,516	—	99.76%

3. Stockholders approved, on an advisory basis, Pure Storage’s executive compensation as described in the definitive proxy statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
1,025,097,850	358,332	127,492	30,627,147	99.97%

4. Stockholders approved, on an advisory basis, the frequency of future stockholder advisory votes on Pure Storage’s executive compensation of “One Year.” The voting results were as follows:

One Year	Two Years	Three Years	Broker Non-Votes	Percentage of Votes in Favor of One Year
1,013,581,247	22,434	11,930,608	30,627,147	98.83%

5. Stockholders re-approved the provisions of Pure Storage’s 2015 Equity Incentive Plan relating to Section 162(m) of the Internal Revenue Code of 1986. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes	Percentage of Votes in Favor
1,004,752,360	20,772,153	59,161	30,627,147	97.97%

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Pure Storage, Inc.
(Registrant)

By:	/s/ Scott Dietzen
Scott Dietzen
Chief Executive Officer

June 23, 2017